CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Stephen C. Rogers, President of California Investment Trust II (the "Registrant"), certify, to the officer's knowledge, that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 9, 2006            /s/ Stephen C. Rogers
                                  ----------------------------------------------
                                  Stephen C. Rogers, President
                                  (chief executive officer)


I, Christopher P. Browne, Treasurer of California Investment Trust II (the "Registrant"), certify, to the officer's knowledge, that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 9, 2006           /s/ Christopher P. Browne
                                 -----------------------------------------------
                                 Christopher P. Browne, Treasurer
                                 (chief financial officer)